Van Kampen Money Market Fund
(the “Fund”)

Supplement dated May 11, 2010
to the
Prospectus and the Summary Prospectus
each dated September 30, 2009,
each as previously supplemented on January 11, 2010 and
October 20, 2009

The Prospectus and the Summary Prospectus are hereby supplemented as follows:

On October 19, 2009, Morgan Stanley, the parent company of Van Kampen Investments Inc., announced that it had reached a definitive agreement to sell substantially all of its retail asset management business to Invesco Ltd. (“Invesco”). The transaction (“Transaction”) affects the part of the asset management business that advises funds, including the Van Kampen family of funds. In connection with the Transaction, on December 8, 2009, management of the Fund and management of Invesco proposed a reorganization (the “Reorganization”) of the Fund into the Invesco Money Market Fund (formerly, AIM Money Market Fund) (the “Acquiring Fund”), a fund advised by affiliates of Invesco with substantially the same investment objective and principal investment strategy as the Fund. The Board of Trustees of the Fund approved the Reorganization and shareholders of the Fund approved the Reorganization at a special meeting of shareholders held on May 11, 2010. It is expected that the Transaction will close on or about June 1, 2010 and that the Reorganization will be completed on or about June 7, 2010 at which time shareholders of the Fund will receive shares of the Acquiring Fund in exchange for their shares of the Fund. From the closing of the Transaction until the completion of the Reorganization, it is expected that the Board of Trustees of the Fund will approve an interim investment advisory contract and other agreements to permit Invesco Advisers, Inc. to act as the Fund’s investment adviser and Invesco affiliates to provide other services that are currently performed by Van Kampen Asset Management and its affiliates. Upon completion of the Reorganization, the Fund will dissolve pursuant to a plan of dissolution adopted by the Board of Trustees.

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